                                                               Exhibit 10(y)


              AMENDMENT NO. 1 TO FINANCING AGREEMENT AND WAIVER

         THIS AMENDMENT NO. 1 TO FINANCING AGREEMENT AND WAIVER, dated as of March 1, 2004 (this "Amendment"), by and among Solutia Inc., as a debtor and
                     ---------
debtor-in-possession, a Delaware corporation (the "Parent"), and Solutia
                                                   ------
Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, ("Solutia Business" and together with the Parent, each a
               ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages hereto, each as a debtor and debtor-in-possession (each a "Guarantor" and collectively, the
                              ---------
"Guarantors"), the lenders from time to time party hereto (each a "Lender"
 ----------                                                        ------
and collectively, the "Lenders"), the issuers from time to time party hereto
                       -------
(each an "Issuer" and collectively, the "Issuers"), Citicorp USA, Inc.
          ------                         -------
("CUSA"), as collateral agent for the Lenders (in such capacity, the
  ----
"Collateral Agent"), CUSA, as administrative agent for the Lenders (in such
 ----------------
capacity, the "Administrative Agent"), and CUSA and Wells Fargo Foothill,
               --------------------
LLC, as co-documentation agents for the Lenders, (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the
 -------------------
Administrative Agent, each an "Agent" and collectively, the "Agents").
                               -----                         ------

                                  RECITALS:

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, the Collateral Agent, the Administrative Agent and CUSA as initial Documentation Agent ("Initial Documentation Agent") have heretofore entered
                      ---------------------------
into that certain Financing Agreement, dated as of January 16, 2004 (the "Financing Agreement");
 -------------------

         WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, the Collateral Agent, the Administrative Agent and the Initial Documentation Agent now desire to amend the Financing Agreement in certain respects, as hereinafter provided; and

         WHEREAS, the Borrowers have requested the Lenders to waive compliance with certain provisions of the Financing Agreement.

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I

                                 DEFINITIONS

                  Section 1.01 Definitions. Unless otherwise defined or the
                               -----------
context otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Amendment.

                                 ARTICLE II

                                 AMENDMENTS

                  Section 2.01 Amendment to Section 1.01 of the Financing
                              -------------------------------------------
Agreement.
---------

                           (a) Section 1.01 of the Financing Agreement is
hereby amended by deleting the definition of "Documentation Agent" and
                                              -------------------
replacing it with the following:

                           "'Documentation Agent' means CUSA and Wells Fargo
                             -------------------
         Foothill, LLC collectively in their capacities as co-documentation agents."

                           (b) Section 1.01 of the Financing Agreement is
hereby amended by deleting the words "the Agents, the Required Lenders and the Borrowers" appearing in the definition of "Bankruptcy Court Order" therein and inserting in lieu thereof the words "the Administrative Agent, the Required Lenders and the Borrowers".

                           (c) Section 1.01 of the Financing Agreement is
hereby amended by deleting the words "in form and substance satisfactory to the Agents" appearing in the definition of "Pledge Agreement" therein and inserting in lieu thereof the words "in form and substance satisfactory to the Administrative Agent and the Collateral Agent".

                           (d) Section 1.01 of the Financing Agreement is
hereby amended by (i) deleting the words "on terms and conditions acceptable to the Agents and the Required Lenders" appearing in the definitions of "2009 Post-Petition Liens" and "2009 Pre-Petition Liens" therein and inserting in lieu thereof the words "on terms and conditions acceptable to the Administrative Agent and the Required Lenders" and (ii) deleting the words "in form and substance satisfactory to the Agents and the Required Lenders" appearing in such definitions and inserting in lieu thereof the words "in form and substance satisfactory to the Administrative Agent and the Required Lenders".

                           (e) Section 1.01 of the Financing Agreement is
hereby amended by inserting the following definitions of "Approved Fund" and
                                                          -------------
"Fund" in the proper alphabetical position:
 ----

                           "'Approved Fund' means any Fund that is advised
                             -------------
         or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender."

                           "'Fund' means any Person (other than a natural
                             ----
         Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business."

                  Section 2.02 Amendment to Section 5.02 of the Financing
                               ------------------------------------------
Agreement. Section 5.02(a) of the Financing Agreement is hereby amended by
---------
deleting the words "or the Documentation Agent" appearing therein.

                  Section 2.03 Amendment to Section 8.01 of the Financing
                               ------------------------------------------
Agreement. Section 8.01 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 8.01(r)(i) is hereby amended by
deleting the words "30 days" appearing therein and inserting in lieu thereof the words "90 days".

                           (b) Section 8.01(r)(iii) is hereby amended by
deleting the words "14 days" appearing therein and inserting in lieu thereof the words "90 days".

                  Section 2.04 Amendment to Section 9.03 of the Financing
                               ------------------------------------------
Agreement. Section 9.03 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) Section 9.03(a) is hereby amended by deleting
the words "and the Documentation Agent" appearing therein.

                           (b) Section 9.03(a)(ii) of the Financing
Agreement is hereby amended by deleting the words "ten (10) days" appearing therein and inserting in lieu thereof the words "ten (10) Business Days".

                  Section 2.05 Amendment to Section 11.08 of the Financing
                               -------------------------------------------
Agreement. Section 11.08(a) of the Financing Agreement is hereby amended by
---------
deleting the words "the Administrative Agent, the Collateral Agent and the Documentation Agent" appearing therein and inserting in lieu thereof the words "the Administrative Agent and the Collateral Agent".

                  Section 2.06 Amendment to Section 13.01 of the Financing
                               -------------------------------------------
Agreement. Section 13.01 of the Financing Agreement is hereby amended to
---------
provide that all notices to the Documentation Agent shall also be sent to the following address:

                  Wells Fargo Foothill, LLC
                  2450 Colorado Avenue, Suite 3000W
                  Santa Monica, CA 90404
                  Attention: Lan Wong
                  Telecopier: 310-453-7446.

                  Section 2.07 Amendment to Section 13.07 of the Financing
                               -------------------------------------------
Agreement. Section 13.07 of the Financing Agreement is hereby amended in the
---------
manner set forth below:

                           (a) The first paragraph of Section 13.07(b)
thereof is hereby amended and restated to read in its entirety as follows:

                  "(b) Each Lender may, (x) with the written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Term Loan A Commitment and the Term Loan A made by it or its Term Loan B Commitment and the Term Loan B made by it and (y) with the written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Revolving Credit Commitment, the Revolving Loans made by it and its Pro Rata Share of Letter of Credit Obligations; provided, however, that (i) such assignment is in an
                       --------  -------
amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Revolving Credit Commitment) (except such minimum amount shall not apply to an assignment by a Lender (A) to an Affiliate of such Lender or an Approved Fund or (B) with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), to a Person and its Affiliates or an Approved Fund to the extent the aggregate amount assigned to all such Persons is at least $5,000,000 or a multiple of $1,000,000 in excess thereof), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance and an acknowledgement to a separate written agreement among the Agents and the Lenders, together with any promissory note subject to such assignment and such parties shall deliver to the Administrative Agent a processing and recordation fee of $3,500 (except (A) the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or to an Approved Fund and (B) only a single processing and recordation fee shall be required in connection with two or more contemporaneous assignments by a Lender, an Affiliate of such Lender or an Approved Fund, and (iii) no written consent of the Administrative Agent shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or to an Approved Fund. The Borrowers and the Agents may continue to deal solely and directly with an assigning Lender in connection with the interest so assigned until such Lender and its assignee shall have executed and delivered to the Administrative Borrower and the Administrative Agent, and the Administrative Agent shall have accepted and recorded, an Assignment and Acceptance. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three (3) Business Days after the delivery thereof to the Administrative Agent (or such shorter period as shall be agreed to by the Administrative Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto)."

                           (b) Section 13.07 is further amended by adding
the following subsection (d):

                  "(d) In addition to the other assignment rights provided in this Section 13.07, each Lender may assign, as collateral or otherwise,
        -------------
any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to, without consent of the Administrative Agent or the Borrowers, any trustee for the benefit of the holders of obligations owed, or securities issued, by such Lender as security for such obligations or securities; provided, however, that no such assignment or grant shall
            --------  -------
release such Lender from any of its obligations hereunder except, in the case of a subsequent foreclosure, pursuant to an assignment made in compliance with the other provisions of this Section 13.07."
                                             -------------

                  Section 2.08 Amendments to Certain Other References to
                               -----------------------------------------
"Agents" Appearing in the Financing Agreement. The Financing Agreement is
---------------------------------------------
hereby further amended in the manner set forth below:

                           (a) Sections 1.03, 2.08(d), 8.01(a)(vi),
8.01(a)(x), 8.01(a)(xx), 8.01(f), 10.01(c), and 10.01(d), and clause (y) of
Section 13.04, are each hereby amended by deleting each instance of the words "any Agent" appearing therein and inserting in lieu thereof the words "the Administrative Agent or the Collateral Agent".

                           (b) Sections 2.05(c)(vii), 2.08(d), 5.01,
6.01(a), 7.01(i), 7.01(dd), 8.01(a)(v), 8.01(a)(vi), 8.01(a)(vii),
8.01(j)(iii), 8.01(j)(vii), 8.02(c)(ii)(B), and 8.02(m), the first sentence of Section 7.01(p), the second paragraph of Section 8.01(j), and the first sentence of Section 13.16, are each hereby amended by deleting each instance of the words "the Agents" appearing therein and inserting in lieu thereof the words "the Administrative Agent and the Collateral Agent".

                           (c) Sections 9.01(f) and 9.01(h) are each hereby
amended by deleting each instance of the words "each Agent" appearing therein and inserting in lieu thereof the words "each of the Administrative Agent and the Collateral Agent".

                           (d) Section 10.01(i) is hereby amended by
deleting the words "the Agents and the Required Lenders" appearing therein and inserting in lieu thereof the words "the Administrative Agent, the Collateral Agent and the Required Lenders".

                  Section 2.09 Amendment to Schedule II to the Pledge
                               --------------------------------------
Agreement. Schedule II of the Pledge Agreement is hereby is hereby amended
---------
and restated to read in its entirety as set forth in Exhibit A hereto.
                                                     ---------

                  Section 2.10 Limited Waiver of Section 8.01(r)(i) of the
                               -------------------------------------------
Financing Agreement. The Lenders hereby waive compliance by the Loan Parties
-------------------
with the provisions of Section 8.01(r)(i) of the Financing Agreement to the extent that such section requires the delivery of those certain agreements and documents set forth therein not later than 30 days following the Facility Effective Date. Such waiver does not constitute a waiver of Section 8.01(r)(i) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                  Section 2.11 Limited Waiver of Section 8.01(r)(iii) of the
                               ---------------------------------------------
Financing Agreement. The Lenders hereby waive compliance by the Loan Parties
-------------------
with the provisions of Section 8.01(r)(iii) of the Financing Agreement to the extent that such section requires the delivery of those certain agreements and documents set forth therein not later than 14 days following the Facility Effective Date. Such waiver does not constitute a waiver of
Section 8.01(r)(iii) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or any waiver of any other Default or Event of Default that may exist under the Financing Agreement or arise after the date hereof or an acquiescence therein.

                                ARTICLE III

                            CONDITIONS PRECEDENT

                  Section 3.01 Conditions to Effectiveness of this
                               -----------------------------------
Amendment. This Amendment shall be effective as of the date hereof, upon the
---------
satisfaction of the conditions precedent that:

                           (a) Amendment. The Administrative Agent shall
                               ---------
have received executed counterparts of this Amendment, duly executed by at least the Required Lenders, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer.

                           (b) Representations and Warranties. As of the
                               ------------------------------
date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Financing Agreement and in each other Loan Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                           (c) No Default. As of the date hereof, both
                               ----------
before and after giving effect to this Amendment, no Default (other than with respect to the provisions of Sections 8.01(r)(i) and (iii) that would, upon effectiveness of this Amendment, be waived pursuant to Sections 2.05 and 2.06 above) shall have occurred and be continuing (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

                                 ARTICLE IV

                                MISCELLANEOUS

                  Section 4.01 Effect; Ratification. The amendments and
                               --------------------
waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to
(i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  Section 4.02 Due Authorization; Authority; No Conflicts;
                               -------------------------------------------
Enforceability. The execution, delivery and performance by each Loan Party
--------------
of this Amendment (i) have been duly authorized by all necessary action,
(ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults, the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or any order or decree of any court or Governmental Authority (including, without limitation, any order entered in the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, including the Bankruptcy Court, is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment. This Amendment, when delivered hereunder, is or will be, duly and validly executed and delivered by each of the Loan Parties which is a party hereto and each of this Amendment and the Financing Agreement as amended hereby constitutes the legal, valid and binding obligation of each of the Loan Parties which is a party hereto or thereto, enforceable in accordance with the terms hereof or thereof.

                  Section 4.03 No Novation. Neither this Amendment nor the
                               -----------
replacement of the terms of the Financing Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  Section 4.04 Costs, Fees and Expenses. The Borrowers
                               ------------------------
jointly and severally agree to reimburse the Agents and the Lenders upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

                  Section 4.05 Counterparts. This Amendment may be executed
                               ------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  Section 4.06 Severability. Any provision of this Amendment
                               ------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  Section 4.07 CHOICE OF LAW. THIS AMENDMENT SHALL BE
                               -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE.

                  Section 4.08 No Party Deemed Drafter. Each of the parties
                               -----------------------
hereto agrees that no party hereto shall be deemed to be the drafter of this Amendment.

                  Section 4.09 Ratification of Guaranty. Each Guarantor
                               ------------------------
hereby consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

                          (Signature Page Follows)

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWERS:
                                   ----------

                                   SOLUTIA INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA BUSINESS ENTERPRISES, INC., as
                                   a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   GUARANTORS:
                                   -----------

                                   AXIO RESEARCH CORPORATION, as a debtor
                                   and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   BEAMER ROAD MANAGEMENT COMPANY, as a
                                   debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   CPFILMS INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   MONCHEM, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   MONCHEM INTERNATIONAL, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA GREATER CHINA, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   SOLUTIA INTER-AMERICA, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA INTERNATIONAL HOLDING, LLC, as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA INVESTMENTS, LLC, as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA MANAGEMENT COMPANY, INC., as a
                                   debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA OVERSEAS, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   SOLUTIA SYSTEMS, INC., as a debtor and a debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   SOLUTIA TAIWAN, INC., as a debtor and a
                                   debtor-in-possession


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   ADMINISTRATIVE AGENT, COLLATERAL AGENT,
                                   ---------------------------------------
                                   CO-DOCUMENTATION AGENT AND A LENDER:
                                   -----------------------------------

                                   CITICORP USA, INC., for itself as the
                                   Administrative Agent, the Collateral
                                   Agent, a Co-Documentation Agent and a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   CO-DOCUMENTATION AGENT AND A LENDER:
                                   -----------------------------------

                                   WELLS FARGO FOOTHILL, LLC, for itself as a Co-Documentation Agent and a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   ISSUER:
                                   ------

                                   CITIBANK, N.A., as an Issuer and a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   CITIGROUP GLOBAL MARKETS INC., as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   HIGHLAND LEGACY LIMITED, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   HIGHLAND LOAN FUNDING V LTD., as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   RESTORATION FUNDING CLO, LTD., as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   CALIFORNIA PUBLIC EMPLOYEES RETIREMENT
                                   SYSTEM, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   AMARANTH LLC, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   SATELLITE ASSET MANAGEMENT, L.P., as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   SATELLITE SENIOR INCOME FUND, LLC, as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   SATELLITE SENIOR INCOME FUND II, LLC, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   MORGAN STANLEY SENIOR FUNDING, INC., as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   OZ SPECIAL MASTER FUND, LTD., as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   PERRY PRINCIPALS INVESTMENTS, LLC, as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   WINGATE CAPITAL LTD., as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   BAYERISCHE HYPO-UND VEREINSBANK AG,
                                   NEW YORK BRANCH, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   SHEPHERD INVESTMENTS INTERNATIONAL, LTD., as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   TCW SELECT LOAN FUND, LIMITED, as a
                                   Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   C-SQUARED CDO LTD., as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:

                                   LENDER:
                                   -------

                                   LOAN FUNDING I LLC, as a Lender




                                   By:
                                       --------------------------------------
                                       Name:
                                       Title: